EXHIBIT 4.1


                       Specimen Stock Certificate




            Number                                  Shares


         Incorporated under the Laws of the State of Delaware


                       WESTON TECHNOLOGIES CORPORATION

                Total Authorized Shares 100,000,000 Shares


      80,000,000 shares, par value $.0001 each      Common Stock

      20,000,000 shares, par value $.0001 each      Preferred Stock


     This is to certify that ____________________________ is the owner of __________________________________ fully paid and non-assessable Shares of the Common Shares of Norton Industries Corporation transferrable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

    WITNESS, the seal of the Corporation and the signatures of its duly authorized officers


DATED


__________________________                 __________________________
                SECRETARY                                  PRESIDENT

                                 [SEAL]



                  (Reverse side of stock certificate)

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- ____________ Custodian _________ (Minor) under Uniform Gifts to Minors Act ______________ (State)

  Additional abbreviations may also be used though not in the above list


  For value received _____________ hereby sells, assigns and transfers unto

 _________________________________________________________________________
 (please insert social security or other identifying number of assignee)

__________________________________________________________________________
(please print or typewrite name and address including postal ZIP code of assignee)

________________________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints__________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated, _____________________________
              In presence of

____________________________________


____________________________________


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.